Supplement to the
Fidelity Advisor® Emerging Markets Fund
Class Z
December 30, 2015
Summary Prospectus

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Performance".

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Average Annual Returns".

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Life of class(a)
Class Z
Return Before Taxes	(10.08)%	(1.65)%
Return After Taxes on Distributions	(9.89)%	(1.59)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.38)%	(0.99)%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	(14.60)%	(5.37)%

(a)  From August 13, 2013

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell shares through a retirement account if Class Z shares are available through your plan by contacting your employee benefit plan or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class Z shares are offered to (i) employee benefit plans investing through an intermediary, (ii) employee benefit plans not recordkept by Fidelity, and (iii) certain managed account programs. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program. Additional information regarding eligibility requirements is listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for Class Z shares.

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information".

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

FAEMZ-SUM-16-01 1.9880622.100	December 1, 2016